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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2011

Kratos Defense & Security Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27231 Commission File Number	13-3818604 (I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 812-7300

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On May 15, 2011, Kratos Defense & Security Solutions, Inc., a Delaware corporation (the "Company"), Integral Systems, Inc., a Maryland corporation ("Integral Systems") (NASDAQ: ISYS), IRIS Merger Sub Inc., a Maryland corporation and a wholly-owned subsidiary of the Company, and IRIS Acquisition Sub LLC, a Maryland limited liability company and a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Integral Systems, and Integral Systems will continue as the surviving corporation and as a wholly-owned subsidiary of the Company (the "Merger"). The boards of directors of the Company and Integral Systems have unanimously approved the Merger Agreement and the transactions contemplated thereby.

        At the effective time of the Merger (the "Effective Time"), holders of Integral Systems common stock will be entitled to receive (i) $5.00 in cash, without interest, and (ii) 0.588 shares of the Company's common stock for each share of Integral Systems common stock they own (the "Merger Consideration").

        In addition, at the Effective Time, each Integral Systems stock option that has an exercise price less than $13.00 per share shall, if the holder thereof elects in writing, be cancelled in exchange for an amount in cash equal to the product of the total number of shares of Integral Systems common stock subject to such in-the-money option, multiplied by the aggregate value of the excess, if any, of $13.00 over the exercise price per share subject to such option, less the amount of any tax withholding. Each Integral Systems stock option that has an exercise price equal to or greater than $13.00 per share and each Integral Systems in-the-money option the holder of which does not make the election described in the preceding sentence shall be converted into an option to purchase Kratos common stock, with (i) the number of shares subject to such option adjusted to equal the number of shares of Integral Systems common stock subject to such out-of-the-money option multiplied by 0.9559, rounded up to the nearest whole share, and (ii) the per share exercise price under each such option adjusted by dividing the per share exercise price under such option by 0.9559, rounded up to the nearest whole cent. Each share of restricted stock granted under an Integral Systems equity plan or otherwise, whether vested or unvested, that is outstanding immediately prior to the completion of the Merger shall be cancelled and the holder thereof shall be entitled to receive an amount in cash equal to the product of the total number of restricted shares of Integral Systems common stock held by such holder, multiplied by $13.00, less the amount of any tax withholding. No fractional shares of Company common stock will be issued in the Merger. The Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

        Completion of the Merger is subject to various customary conditions, including, among other things: (i) the approval of the stockholders of the Company and Integral Systems; (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Integral Systems and the compliance by each of the Company and Integral Systems with their respective obligations under the Merger Agreement; (iii) obtaining clearance under the Hart-Scott-Rodino Antitrust Improvements Act, as amended; and (iv) the declaration of the effectiveness by the Securities and Exchange Commission (the "SEC") of the Registration Statement on Form S-4 to be filed by the Company.

        The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company and Integral Systems to continue to conduct their respective businesses in the ordinary course and to cooperate on seeking regulatory approvals and providing access to each other's information. The Merger Agreement also contains a representation by the Company regarding the availability of funds to complete the transactions contemplated by the Merger Agreement, including the financing commitments described below, and a customary "no solicitation" provision pursuant to which, prior to the completion of the Merger, neither the Company nor Integral Systems is permitted to solicit or engage in discussions with any third party regarding another acquisition proposal unless it has received an unsolicited proposal or offer that the recipient's board of directors determines is or could reasonably be expected to result in a "Superior Proposal".

        The Merger Agreement contains certain termination rights in favor of each of the Company and Integral Systems, including each party's right to terminate the Merger Agreement under certain circumstances in connection with the acceptance of a "Superior Proposal". In addition, the Merger Agreement provides that in connection with certain terminations of the Merger Agreement, depending on the circumstances surrounding the termination, one party may be required to pay the other a termination fee of $9,300,000.

        The foregoing summary of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

        The Merger Agreement has been provided pursuant to applicable rules and regulations of the SEC in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about the Company, Integral Systems, their respective subsidiaries and affiliates, or any other party. In particular, the representations, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, Integral Systems, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and these changes may not be fully reflected in the Company's public disclosures.

        AS A RESULT OF THE FOREGOING, INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE MERGER AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF THE COMPANY OR ANY OTHER PARTY. INVESTORS AND STOCKHOLDERS ARE LIKEWISE CAUTIONED THAT THEY ARE NOT THIRD-PARTY BENEFICIARIES UNDER THE MERGER AGREEMENT AND DO NOT HAVE ANY DIRECT RIGHTS OR REMEDIES PURSUANT TO THE MERGER AGREEMENT.

        In connection with the acquisition of Integral Systems, Kratos has been provided with firm commitments for a combination of bond and asset-based debt financing in an aggregate principal amount of up to $145 million by Jefferies Group, Inc. and Key Capital Corporation.

Kratos Voting Agreements with Key Integral Systems Stockholders

        Concurrently with the execution and delivery of the Merger Agreement, the directors and certain executive officers of Integral Systems (collectively, the "Key Integral Systems Stockholders") entered into voting agreements in favor of the Company (collectively, the "Kratos Voting Agreements"). Pursuant to the Kratos Voting Agreements, the Key Integral Systems Stockholders have agreed to vote, or cause to be voted, all shares of Integral Systems common stock beneficially owned by them in favor of the adoption of the Merger Agreement. In addition, the Key Integral Systems Stockholders have agreed to vote all such shares of Integral Systems common stock against any acquisition proposal related to Integral Systems or any other action involving Integral Systems that would in any manner interfere with or impede the Merger or the Merger Agreement.

        The Kratos Voting Agreements also provide that the Key Integral Systems Stockholders will not, among other things, sell, encumber, transfer or otherwise dispose of, or enter into any contract, option or other agreement with respect to the transfer of, any shares of Integral Systems common stock beneficially owned by them, or grant any proxies with respect to such shares. The Key Integral Systems Stockholders have also agreed not to take any actions that Integral Systems is prohibited from taking pursuant to the "no solicitation" provisions contained in the Merger Agreement.

        The Kratos Voting Agreements will terminate upon the earliest to occur of: (i) the termination of the Merger Agreement in accordance with its terms; (ii) the date on which the Merger becomes effective; and (iii) the date on which an amendment to the Merger Agreement is effected without the consent of the Key Integral Systems Stockholders that decreases the Merger Consideration or materially and adversely affects such Key Integral Systems Stockholders.

        The foregoing summary of the Kratos Voting Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Kratos Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Forward-Looking Statements

        Certain statements in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed merger; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and Integral Systems and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and neither the Company nor Integral Systems undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

        Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: unexpected costs, charges or expenses resulting from the proposed merger; litigation or adverse judgments relating to the proposed merger; risks relating to the consummation of the contemplated merger, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of the Company for the year ended December 26, 2010, which was filed with the SEC on March 2, 2011, under the heading "Item 1A—Risk Factors" and in the Annual Report on Form 10-K of Integral Systems for the year ended September 24, 2010, which was filed with the SEC on December 8, 2010, under the heading "Item 1A—Risk Factors," and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and Integral Systems.

Important Merger Information and Additional Information and Where to Find It

        No statement in this Current Report on Form 8-K or in the attached exhibits constitutes an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, the Company and Integral Systems will file relevant materials with the SEC, including the filing by the Company of a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. Investors are strongly urged to read the joint proxy statement/prospectus when it becomes available and other documents filed with the SEC by the Company and Integral Systems, because they will contain important information about the Company, Integral Systems and the proposed merger. The joint proxy statement/prospectus and other documents that will be filed by the Company and Integral Systems with the SEC will be available free of charge at the SEC's website, www.sec.gov, by directing a request when such filing is made to Kratos Defense & Security Solutions, Inc., 4820 Eastgate Mall, San Diego, California 92121, Attention: Corporate Secretary or by directing a request when such filing is made to Integral Systems, Inc., 6721 Columbia Gateway Drive, Columbia, Maryland 21046, Attention: Corporate Secretary.

        The Company, Integral Systems and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company's most recent definitive proxy statement, which was filed with the SEC on April 15, 2011. Information about the directors and executive officers of Integral Systems is set forth in Integral Systems' most recent definitive proxy statement, which was filed with the SEC on January 12, 2011. Certain directors and executive officers of the Company and Integral Systems may have direct or indirect interests in the proposed merger due to securities holdings, indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus the Company and Integral Systems will file with the SEC when it becomes available.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

2.1	*	Agreement and Plan of Merger, dated May 15, 2011, by and among Kratos Defense & Security Solutions, Inc., Integral Systems, Inc., IRIS Merger Sub Inc., and IRIS Acquisition Sub LLC
10.1		Form of Voting Agreement, dated May 15, 2011, by and between Kratos Defense & Security Solutions, Inc. and the directors and certain executive officers of Integral Systems, Inc.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.
By:	/s/ DEBORAH BUTERA Deborah Butera Senior Vice President, General Counsel and Secretary/Registered In-House Counsel

Date: May 18, 2011

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES